UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  November 30, 2020

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Suite E, Newport Beach, CA 92663

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward-looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed and actual future results may vary materially.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Stock Purchase Agreement

As previously reported in the Current Report on Form 8-K filed by DPW Holdings, Inc., a Delaware corporation (the “Company”) on November 10, 2020, Gresham Worldwide, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Gresham”), entered into a Stock Purchase Agreement (the “Agreement”) dated November 9, 2020, with Tabard Holdings Inc., a Delaware corporation and wholly owned subsidiary of Gresham (“Tabard”), the legal and beneficial owners (the “Sellers”) of 100% of the issued shares in the capital of Relec Electronics Ltd., a corporation organized under the laws of England and Wales (“Relec”), and Peter Lappin, in his capacity as the representative of the Sellers (the “Sellers’ Representative”).  Upon the terms and subject to the conditions set forth in the Agreement, Tabard agreed to acquire Relec pursuant to the Agreement (the “Transaction”).

At the closing of the Transaction on November 30, 2020 (the “Closing”), the Sellers sold and transferred to Tabard (i) 100% of the issued Class A ordinary shares of Relec (the “Class A Shares”), (ii) 100% of the issued Class B ordinary shares of Relec (the “Class B Shares”), and (iii) 100% of the issued Class D ordinary shares of Relec (the “Class D Shares” and, collectively with the Class A Shares and Class B Shares, the “Shares”). In consideration for the Shares, inclusive of a deposit of $500,000 paid on November 9, 2020, Tabard paid the Sellers an amount of GBP 2,579,626, or $3,465,366 USD (the “Purchase Price”). In addition, at the Closing, in accordance with the Agreement, Tabard paid GBP 400,000, or $539,268, to Trethowans LLP to be held for the purpose of securing all or part of the payment and indemnification obligations of the Sellers, and $10,000 USD to the Sellers’ U.S. legal counsel. The foregoing figures add up to an aggregate of $4,014,633 in costs associated with the Closing. Finally, pursuant to the Agreement, Tabard may be required to pay the Sellers a maximum of £500,000, or approximately $665,000, during Relec’s three fiscal years commencing on each of January 1, 2021, 2022 and 2023 and ending on each of December 31, 2021, 2022 and 2023, respectively. These earn-out payments are based on a combination of Relec’s gross margin, defined as total revenue less costs of goods sold, and its minimum earnings before income taxes, depreciation and amortization, each as more fully described in the Agreement.

The Purchase Price was paid with the funds received by the Company through the sale of the Notes (as defined hereafter) and an additional $1,764,634 from the proceeds raised through the sale of the Company’s common stock through its “at-the-market” offering, which offering was previously reported in the Current Report on Form 8-K filed by the Company on October 2, 2020. As previously reported in the Current Report on Form 8-K filed by the Company on November 20, 2020, the Company issued to each of Esousa Holdings, LLC, and two other institutional investors (i) unsecured Promissory Notes (the “Notes”) in the aggregate principal face amount of $2,250,000, with an interest rate of 12%, and (ii) warrants to purchase an aggregate of 1,323,531 shares of the Company’s common stock, at an exercise price of $1.87, subject to adjustments.

In addition, in accordance with the Agreement, effective immediately upon the Closing, Peter Lappin was appointed to the position of Managing Director of Relec and John Alfred Stone was appointed a director of Relec, and they shall serve in such capacity, in accordance with the terms of their Employment Agreements, until the earlier of (A) December 31, 2023, or (B) their earlier resignation, death or permanent disability; and (ii) Jonathan Read, Timothy Long and Karen Jay, were appointed to serve on the board of directors of Relec.

In accordance with the Agreement, Gresham guaranteed all the payment obligations of Tabard including the Earn-out Payments and the Post-Closing Adjustment (as such terms are defined in the Agreement) to the extent provided for in the Agreement. Notwithstanding such guaranty, Gresham shall have all of the rights Tabard has against the Sellers and be entitled to assert any defenses against the Sellers which Tabard has against them. If Tabard fails to discharge its guaranteed obligations when due, the guaranteed parties may at any time and from time to time and so long as Tabard has failed to discharge the guaranteed obligations, take any and all actions available under the Agreement or under applicable law to collect Gresham’s liabilities pursuant to the Agreement in respect of such guaranteed obligations. Gresham’s liability thereunder is absolute, unconditional, irrevocable and continuing.

The foregoing description of the Agreement and Loan Agreement does not purport to be complete and each is qualified in its entirety by reference thereto, which is annexed hereto as Exhibits 2.1 and 10.1, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.  The exhibits have been included to provide investors and stockholders with information regarding its terms.  It is not intended to provide any other factual information about the parties.  The exhibits contains representations and warranties that the parties thereto made to and solely for the benefit of each other, and the assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Agreement and Loan.  Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the exhibits (or such other date as specified therein) and are modified in important part by the underlying disclosure schedules.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 is incorporated by reference herein.

Where You Can Find Additional Information

Investors and security holders will be able to obtain documents filed by the Company with the Commission free of charge at the Commission’s website, www.sec.gov.  Investors and security holders may also read and copy any reports, statements and other information filed by the Company with the Commission, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549.  Please call the Commission at 1-800-SEC-0330 or visit the Commission’s website for further information on its public reference room.

ITEM 7.01	REGULATION FD DISCLOSURE

On November 30, 2020, the Company issued a press release announcing that its wholly owned subsidiary, Gresham, has through its wholly owned subsidiary Tabard, acquired Relec.

A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

ITEM 9.01	EXHIBITS

(a) Financial Statements of Business Acquired.

The financial statements required by this Item, if any, with respect to the acquisition described in Item 2.01 herein, will be filed as an amendment to this report as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01 of Form 8-K.

(b) Pro Forma Financial Information.

The pro forma financial information required by this Item, if any, with respect to the acquisition described in Item 2.01 herein, will be filed as an amendment to this report as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01 of Form 8-K.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits

Exhibit No.	Description

2.1	Stock Purchase Agreement by and among Tabard Holdings, Inc., Gresham Worldwide, Inc., certain sellers of Relec Electronics Ltd., and Peter Christopher Lappin, dated as of November 9, 2020. (Incorporated by reference to the Current Report on Form 8-K filed by the registrant on November 10, 2020)
99.1	Press Release issued by the registrant on November 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DPW HOLDINGS, INC.

Date: November 30, 2020	By:	/s/ Milton C. Ault, III
Milton C. Ault, III
Chief Executive Officer